
                                                                                                                           EXHBIT 21
                                                       IMS HEALTH INCORPORATED
                                                         ACTIVE SUBSIDIARIES
                                                       AS OF DECEMBER 31, 1998

                                                                              STATE OR OTHER                    % OWNERSHIP
                                                                              JURISDICTION OF                    100% EXCEPT
        NAME                                                                   INCORPORATION                      AS NOTED
        ----                                                                  ---------------                   -------------
CLARK-O'NEILL, INC.                                                             New Jersey

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION                                      Delaware                           61.70
    Cognizant Technology Solutions U.S. Corporation                             Delaware
    Cognizant Technology Solutions Canada, Inc.                                 Ontario
    Cognizant Technology Solutions India Limited                                India
    Cognizant Technology Solutions UK Limited                                   United Kingdom
    CSS Investment Corporation                                                  Delaware

COORDINATED MANAGEMENT SYSTEMS, INC.                                            Delaware

DBHC, INC.                                                                      Delaware
    LexHealth, Inc.                                                             Illinois

ENTERPRISE ASSOCIATES, INC.                                                     Delaware

ERISCO  MANAGED CARE TECHNOLOGIES, INC.                                         New York

IMS ASIA (1989) PTE. LTD.                                                       Singapore

IMS OF CANADA LTD.                                                              Nova Scotia

IMS CHINAMETRIK LIMITED                                                         Hong Kong

IMS CHINAMETRIK INCORPORATED                                                    Delaware

IMS DEUTSCHLAND GMBH                                                            Germany
    IMS-MIDOC Medizinische Informations, Dokumentations
              und Consultinggesellschaft mbH                                    Germany
        GIC Gesellschaft fur Informationstechnologie und Consulting mbH         Germany
        Infor-med Gesellschaft fur Marketing mbH                                Germany
        IMS Holding Deutschland GmbH                                            Germany
              IFNS Marktforschung GmbH                                          Germany
              IMS GmbH Institut fur Medizinische                                Germany
              Statistik
                   IMS Data GmbH                                                Germany
                   IMS Hellas Ltd.                                              Greece
                   GPI Krankenhausforschung                                     Germany                            60.00
                   Gesellschaft Fur Pharma-
                   Informations-systeme m.b.H.
                     MedVantage GmbH Integriertes                               Germany                            60.00
              Datenmanagement im Health Care-Markt
IMS HEALTH INDIA HOLDING CORPORATION                                            Delaware
    RX India Corporation                                                        Delaware
        IMS Health India Private Limited                                        India

                                                                                                                           EXHBIT 21
                                                       IMS HEALTH INCORPORATED
                                                         ACTIVE SUBSIDIARIES
                                                       AS OF DECEMBER 31, 1998

                                                                              STATE OR OTHER                    % OWNERSHIP
                                                                              JURISDICTION OF                    100% EXCEPT
        NAME                                                                   INCORPORATION                      AS NOTED
        ----                                                                  ---------------                   -------------
IMS HEALTH STRATEGIC TECHNOLOGIES, INC.                                         Delaware
    IMSH L.L.C.                                                                 Delaware
         IMS Australia Pty. Ltd.                                                Australia
              Amfac Pty. Limited                                                Australia
              Chemdata Pty. Limited                                             Australia
                   Data Design Hisoft Pty. Limited                              Australia
                   Medrecord Australia Pty. Limited                             Australia
              Permail Pty. Limited                                              Australia
              Healthnet Pty. Limited                                            Australia
         Walsh International Pty. Ltd.                                          Australia
              Walsh New Zealand Ltd.                                            New Zealand
              PMS Pty. Ltd.                                                     Australia
    IMS Health HQ Limited                                                       United Kingdom
    IMS H Nederland BV                                                          Netherlands
         Walsh European Holdings BV                                             Netherlands
              Walsh Belgium BV                                                  Belgium
              Walsh Hispania S.A.                                               Spain
              IMS HEALTH STRATEGIC TECHNOLOGIES S.A                             France
              Walsh Italy S.r.L.                                                Italy
              Walsh Nederland BV                                                Netherlands
              Walsh International Holdings GmbH                                 Germany
                   Walsh International Holdings GesmbH                          Austria
              Walsh Ltd.                                                        United Kingdom
         PMSI Database B.V.                                                     Netherlands
         IMS Services Nederland B.V.                                            Netherlands
    Walsh Asia Pacific (Pte.) Ltd.                                              Singapore                          51.00
    Walsh Pharmaceutical Marketing Services Ltd.                                Ontario

IMS HEALTH TRADING CORPORATION                                                  Delaware
    IMS South Africa  (Pty.) Ltd.                                               South Africa
         Decision Surveys International(Pty.) Ltd.                              South Africa
         IPRA (Pty.) Ltd.                                                       South Africa
         PMSA (Pty.) Ltd.                                                       South Africa

IMS HEALTH TRANSPORTATION SERVICES CORPORATION                                  Delaware

IMS HOLDINGS (U.K.) LIMITED                                                     United Kingdom
    Intercontinental Medical Statistics Ltd.                                    United Kingdom
         Imsworld Publications Ltd.                                             United Kingdom
    Medical Direct Mail Organisation Ltd.                                       United Kingdom
    PMS International Limited                                                   United Kingdom
    Pharma Strategy Group Limited                                               United Kingdom

IMS INFORMATION MEDICAL STATISTICS (ISRAEL) LTD.                                Israel

IMS INTERNATIONAL (SOUTH AFRICA) (PTY.) LTD.                                    South Africa
    IMS South Africa (Pty.) Ltd.                                                South Africa

IMS ITALIA S.P.A.                                                               Italy
    IMS Holding (Belgium) S.A.                                                  Belgium

IMS JAPAN K.K.                                                                  Japan
    SSJ K.K.                                                                    Japan

IMS KOREA LTD.                                                                  Korea

                                                                                                                           EXHBIT 21
                                                       IMS HEALTH INCORPORATED
                                                         ACTIVE SUBSIDIARIES
                                                       AS OF DECEMBER 31, 1998

                                                                              STATE OR OTHER                    % OWNERSHIP
                                                                              JURISDICTION OF                    100% EXCEPT
        NAME                                                                   INCORPORATION                      AS NOTED
        ----                                                                  ---------------                   -------------
IMS (NZ) LIMITED                                                                New Zealand

IMS PHARMINFORM HOLDING AG                                                      Switzerland
    IMS Health  Licensing Associates, L.P.                                      Delaware                           84.52
         Spartan Leasing Corporation                                            Delaware
    Pharmadat Marktforschungs-Gesellschaft m.b.H.                               Austria
         Pharmacall Statistik Ges. m.b.H.                                       Austria
    Informations Medicales Et Statistiques S.A.                                 Belgium
    Pharma Data Boliviana S.R.L.                                                Bolivia
    IMS Servicos Ltda.                                                          Brazil
    Intercomunicaciones Y Servicio de Datos S.A.                                Colombia                           98.96
    IMS Medinform A.S.                                                          Czech Republic
    IMS Republica Dominicana, S.A.                                              Dominican Republic
    Datandina Ecuador S.A.                                                      Ecuador
    IMS Egypt Limited                                                           Egypt
    Institute for Medical Statistics Oy                                         Finland
    Asserta Centroamerica Medicion de Mercados, S.A.                            Guatemala
    IMS Medinform Hungaria Market Research Services Ltd.                        Hungary
    IMS Data (M) Sdn. Bhd.                                                      Malaysia
    Interdata S.A. de C.V.                                                      Mexico
    Informations Medicales & Statistiques S.A.R.L.                              Morocco
    I.M.S. (Nederland) B.V.                                                     Netherlands
         IMS Denmark ApS                                                        Denmark
    I.M.S. Finance (Nederland) B.V.                                             Netherlands
    Institute for Medical Statistics Norge A/S                                  Norway
    Pharma Data Paraguaya S.R.L.                                                Paraguay
    IMS Lanka (Private) Limited                                                 Sri Lanka
    Datandina S.A.                                                              Peru
    Intercontinental Marketing Services Iberica, S.A.                           Spain
    Mercados Y Analisis, S.A.                                                   Spain
    Data Coordination AG                                                        Switzerland
         PMA Sociedad Anonima                                                   Argentina
    IMS AG                                                                      Switzerland
    IMS Information Medical Statistics AG                                       Switzerland
         IMS Poland Limited Sp. z.o.o.                                          Poland
    IMS Institute for Medical Statistics Sweden AB                              Sweden
    RCI Research Consultants AG                                                 Switzerland
              Marketing Y Datos Limitada                                        Chile
                   Interstatistik AG                                            Switzerland
         IMS Ges m.b.H.                                                         Austria
         Datec Industria e Comercio, Distribuidora Grafica                      Brazil
                   e Mala Direta Ltda.
    IMS Tunisia                                                                 Tunisia
    IMS Tibbi Istatistik Ticaret ve Musavirlik Ltd Sirketi                      Turkey
    Pharma Data Uruguaya S.A.                                                   Uruguay
    PMV De Venezuela, C.A.                                                      Venezuela

IMS PHILIPPINES, INC.                                                           Philippines                        99.96

I.M.S.  PORTUGAL-CONSULTORES INTERNACIONAIS DE
  MARKETUNG FARMACEUTICO, LDA                                                   Portugal

IMS SOFTWARE  SERVICES, LTD.                                                    Delaware

IMS TAIWAN COMPANY LTD.                                                         Taiwan                             99.99

                                                                                                                           EXHBIT 21
                                                       IMS HEALTH INCORPORATED
                                                         ACTIVE SUBSIDIARIES
                                                       AS OF DECEMBER 31, 1998

                                                                              STATE OR OTHER                    % OWNERSHIP
                                                                              JURISDICTION OF                    100% EXCEPT
        NAME                                                                   INCORPORATION                      AS NOTED
        ----                                                                  ---------------                   -------------
IMSH MEDICAL S.A.                                                               France

INFORMATIONS MEDICALES ET STATISTIQUES S.A.                                     France

INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD.                         Delaware

INTERCONTINENTAL MEDICAL STATISTICS IRELAND LIMITED                             Ireland                            99.99

LOGIMED S.A.R.L.                                                                France

MEDICARE AUDIT LIMITED                                                          United Kingdom                     50.00

MEDI-DIFF S.A.                                                                  France

PMSI HISPANIA S.A.                                                              Spain

PMSI JAPAN  K.K.                                                               Japan

PMSI MEDILOG GESUNDHEITSFORSCHUNG

  DEUTSCHLAND G.M.B.H.                                                          Germany

PMSI UK LIMITED                                                                 United Kingdom
    PMSI Medical Research Factors Limited                                       United Kingdom
    Mediphase Limited                                                           United Kingdom
         Pharmacy Systems Limited                                               United Kingdom
    Docpal Systems Limited                                                      United Kingdom
    Specialist Media Services Limited                                           United Kingdom
    CMA Data Services Limited                                                   United Kingdom
    CMA Medical Data Limited                                                    United Kingdom                     98.50

SOURCE INFORMATICS FRANCE S.A.                                                  France

SOURCE INFORMATICS DEUTSCHLAND GMBH                                             Germany

SOURCE INFORMATICS EUROPE B.V.                                                  Netherlands

SOURCE INFORMATICS ITALIA S.R.L.                                                Italy

SOURCE INFORMATICS LIMITED                                                      United Kingdom

SOURCE INFORMATICS NEDERLAND B.V.                                               Netherlands
